EXHIBIT 10.16
                                                                   -------------


         TEXAS DEED OF TRUST, MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

                                      From

                               GMX RESOURCES INC.

                                       To

                             DAVID R. REID, TRUSTEE

                                       AND

                         HIBERNIA NATIONAL BANK, LENDER

                             Dated November 2, 2005





A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT. THE DEBTOR (THE BORROWER) IS AN OKLAHOMA CORPORATION.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL AND MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OR MINEHEADS OF THE WELLS OR MINES LOCATED ON THE PROPERTIES DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT. THIS INSTRUMENT, WHICH COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN, IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING. THE BORROWER HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND REAL PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION
1.1 AND EXHIBIT A OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW LENDER (AS HEREINAFTER DEFINED) OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL
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THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE BORROWER
(AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.




WHEN RECORDED OR FILED                               THIS DOCUMENT
RETURN TO:                                           PREPARED WITH ASSISTANCE
                                                     OF TEXAS COUNSEL BY:

James A. Stuckey                                     James A. Stuckey
Phelps Dunbar, L.L.P.                                Phelps Dunbar, L.L.P.
365 Canal Street                                     365 Canal Street
Suite 2000                                           Suite 2000
New Orleans, LA  70130                               New Orleans, LA  70130























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                                    RECITALS:

                  A. GMX Resources Inc., an Oklahoma corporation (herein called "Borrower") is or will be indebted unto Hibernia National Bank, a national banking association (herein called the "Lender") for loans made and to be made pursuant to the terms of a certain loan agreement (Line of Credit) dated as of July 29, 2005, between the Borrower and the Lender (such Loan Agreement, as so amended, and as same may otherwise from time to time be amended, modified, or supplemented, and all other agreements given in substitution therefor, or in renewal, extension or restatement thereof, in whole or in part, being herein called the "Loan Agreement").

                  B. The Borrower is or may also be indebted unto the Lender in the future pursuant to the terms of certain other loan agreements or hedging or other financial arrangements from time to time by and between the Borrower and the Lender.

                  C. In order to secure the full and punctual payment and performance of the Indebtedness (as hereafter defined), the Borrower has agreed to execute and deliver this Mortgage.


                                   ARTICLE 1.
                                  GENERAL TERMS

        Section 1.1 Definitions. As used in this Mortgage, the terms "Borrower", "Lender" and "Loan Agreement" shall have the meanings indicated above. As used in this Mortgage, the following additional terms shall have the meanings indicated:

                  "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower including without limitation accounts resulting from the sale of Hydrocarbons at the wellhead and accounts now or hereafter arising in connection with the sale or other disposition of any Hydrocarbons, and all revenues and rights to payment relating to the Borrower's fees for services as operator of any Mineral Properties or to joint interest billings or to amounts recoverable by the Borrower from nonoperating parties by virtue of nonconsent elections or otherwise, and further means all rights accrued, accruing or to accrue to receive payments of any and every kind under all Contracts, including without limitation bonuses, rents and royalties which are payable out of or measured by production of any Hydrocarbons or are otherwise attributable to the Mineral Properties and all other revenues owing to the Borrower in connection with the Mineral Properties, including revenues from the treatment, transportation or storage of Hydrocarbons for third parties.

                  "Advances" has the meaning set forth in Section 4.8 ("Advances by Lender") of this Mortgage.

                   "Business Day" means a day other than a Saturday, Sunday or legal holiday for commercial banks in New Orleans, Louisiana.

                  "Collateral" has the meaning set forth in Section 2.2 ("The Security Interests") of this Mortgage.
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                  "Collateral Documents" means collectively all mortgages,
pledges, security agreements and other documents by which the Borrower grants Liens and security interests in real or personal property or fixtures (or a mixture thereof) to the Trustee or to the Lender.

                  "Contracts" means all (a) contracts and agreements described in Exhibit A and all other contracts, operating agreements, farm-out or farm-in agreements, sharing agreements, limited or general partnership agreements, area of mutual interest agreements, mineral purchase agreements, contracts for the sale, exchange, transportation or processing of Hydrocarbons, rights-of-way, easements, surface leases, salt water disposal agreements, service contracts, permits, franchises, licenses, pooling or unitization agreements, unit designations and pooling orders now in effect or hereafter entered into by the Borrower, including without limitation such contracts or agreements affecting any of the Mineral Properties, Equipment or Hydrocarbons now or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals produced from any lands affected by the Mineral Properties, and (b) all rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) relating to the foregoing, regardless of whether the same arose or arise, or the events giving rise thereto occurred or occur on, before or after the date hereof.

                  "Default" means the occurrence of any of the events specified as an Event of Default, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

                  "Deposit Accounts" means all deposit accounts of Borrower maintained at the Lender from time to time.

                  "Equipment" means all equipment (whether in the form of personal property, fixtures or otherwise) now owned or hereafter acquired by the Borrower including without limitation all equipment now or hereafter located on or used or held for use in connection with the Mineral Properties or in connection with the operation thereof or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons, including without limitation all wells, rigs, platforms, constructions, extraction plants, facilities, gas systems (for gathering, treating, injection and compression), water systems (for treating, disposal and injection), compressors, casing, tubing, rods, flow lines, pipelines, derricks, tanks, separators, pumps, machinery, tools and all other movable property and fixtures now or hereafter located upon and dedicated to be used (or held for use) in connection with any of the Mineral Properties, together with all additions, accessories, parts, attachments, special tools and accessions now and hereafter affixed thereto or used in connection therewith, and all replacements thereof and substitutions therefor.

                  "Event of Default" has the meaning set forth in Section 5.1 ("Events of Default") of this Mortgage.


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                  "General Intangibles" means all "general intangibles" (as
defined in the UCC) now owned or hereafter acquired by the Borrower including without limitation those related to the Mineral Properties, the Equipment or the Hydrocarbons, the operation of the Mineral Properties or the Equipment (whether the Borrower is operator or non-operator), or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons (wherever located), or under which the proceeds of Hydrocarbons (wherever located or sold) arise or are evidenced or governed, including, without limitation, (i) all contractual rights and obligations or indebtedness owing to the Borrower (other than Accounts) from whatever source arising in connection with the sale or other disposition of any Hydrocarbons, including all rights to payment owed or received by the Borrower pursuant to a "take-or-pay" provision or gas balancing arrangement, (ii) all Contracts and other general intangibles now or hereafter arising in connection with or resulting from Contracts, (iii) all insurance proceeds and unearned insurance premiums affecting all or any part of the Collateral, and (iv) all amounts received in judgment, settlement, assignment or otherwise of claims or litigation and all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral, including the right to assert and otherwise to be the plaintiff and proper party of interest to commence, control, prosecute and settle such action (whether as claims, counterclaims or otherwise, and whether involving matters arising from casualty, condemnation, indemnification, negligence, strict liability, other tort, contract or in any other manner).

                  "Hydrocarbons" mean all oil, gas, casinghead gas, condensate, distillate, other liquid and gaseous hydrocarbons, sulfur, and all other minerals, whether similar to the foregoing or not, including without limitation those produced, obtained or secured from or allocable to the Mineral Properties, and any products refined, processed, recovered or obtained therefrom, including oil in tanks.

                  "Indebtedness" means all present and future amounts, liabilities or obligations of the Borrower to the Lender or to any successor or transferee of the Note or to the Trustee, including without limitation any such amounts, liabilities or obligations under or pursuant to the Loan Agreement, the Note, this Mortgage or the other Collateral Documents, or under or pursuant to any present or future hedging or derivative agreements relating to interest rates, currency exchange rates or commodity prices (such as any swap agreement, any cap, collar, floor, exchange or forward transaction, any option, or other similar transaction), in each case whether said amounts, liabilities or obligations are liquidated or unliquidated, absolute or contingent, now existing or hereafter arising, and including without limitation the Note and all other promissory notes heretofore or hereafter executed by the Borrower pursuant to the Loan Agreement, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents. The Indebtedness includes without limitation all Advances and other amounts for which the Borrower is obligated under the terms of this Mortgage to the Lender or to the Trustee. The Indebtedness also includes, without limitation, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or

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other obligations described above, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding. The Indebtedness secured by this Mortgage further continues with respect to any renewals, modifications, amendments, revisions or extensions of the Indebtedness. It is contemplated and acknowledged that the Indebtedness may include revolving credit loans and advances from time to time, and that this Mortgage shall have effect, as of the date hereof, to secure all Indebtedness, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date.

                  "Instruments" means all instruments (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Inventory" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Investment Property" means all "investment property" (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a deed of trust, mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Mortgage, the Borrower shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Mineral Properties" means collectively:

                  (a) the oil, gas and/or other mineral properties and/or mineral rights which are described in Exhibit A, attached hereto and made a part hereof;

                  (b) without limitation of the foregoing, all other right, title and interest of Borrower, of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A hereto, (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific undivided interests, lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto;

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                  (c) all of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause (a) or (b) above, including without limitation those described on Exhibit A;

                  (d) all of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface or subsurface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause (a), (b) or (c) above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests, including without limitation those described on Exhibit A; and

                  (e) all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

                  "Mortgage" means this Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, as amended or supplemented from time to time.

                  "Mortgaged Properties" has the meaning set forth in Section
2.1 ("Grant and Mortgage") of this Mortgage.

                  "Note" shall mean that certain line of credit note in the principal amount of $50,000,000.00, dated July 29, 2005, made by Borrower and payable to the order of Lender with a maturity date on or before July 29, 2008, such note bearing interest as therein provided, and containing a provision for an additional amount as attorneys' fees, together with any and all other notes given in substitution therefor, or in modification, amendment, renewal or extension thereof, in whole or in part.

                  "Other Proceeds" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

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                  "Proceeds" means all "proceeds" (as defined in the UCC)
including without limitation all cash and non-cash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including without limitation all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

                  "Proceeds of Runs" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Production Proceeds" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Security Interests" means the security interests in the Collateral granted hereunder securing the Indebtedness.

                  "Trustee" has the meaning set forth in Section 2.1 ("Grant and Mortgage") of this Mortgage.

                  "UCC" means the Uniform Commercial Code, Secured Transactions (Texas Bus. & Comm. Code, Chapter 9), in the State of Texas, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection or priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code or comparable law as in effect in a jurisdiction other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority.


                                   ARTICLE 2.
                  GRANTS IN TRUST, LIENS AND SECURITY INTERESTS

                  Section 2.1 Grant and Mortgage. (a) In order to secure the full and punctual payment and performance of all present and future Indebtedness, the Borrower does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Lyndsay P. Job, Trustee, with an address as stated in
Section 6.1 ("Notices") (the "Trustee"), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all for the benefit of Lender, the following described properties, rights and interests (herein collectively called the "Mortgaged Properties"):

                  (1) The Mineral Properties, together with all rents, issues, profits, products and proceeds, whether now or hereafter existing or arising, from or attributable to the Mineral Properties, and any Hydrocarbons in, under and/or that may be produced therefrom.

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                  (2) Without limitation of the foregoing, the Borrower's rights in the fixtures, improvements and other constructions now or hereafter located on the Mineral Properties, including without limitation any buildings, platforms, structures, towers, rigs or other real property, fixtures or component parts thereof.

                  (3) Without limitation of the foregoing, the Contracts.

                  (4) Without limitation of the foregoing, the Equipment.

The descriptions of the Mineral Properties contained in Exhibit A are amplified (but not limited) by the explanations contained in Exhibit 1 attached hereto and made a part hereof.

TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee and his successors and/or substitutes in this trust, and to their successors and substitutes, in trust, however, upon and subject to the terms and conditions hereof and Borrower does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND title to the Mortgaged Properties unto Trustee and Trustee's successors and assigns, forever, against every person whosoever claiming or to claim the same, or any part thereof, except for Liens expressly permitted hereunder.

                  SUBJECT, however, to (i) the restrictions, exceptions, reservations, conditions, limitations and other matters, if any, set forth or specified in the specific descriptions of such properties and interests in Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are specified in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interests set forth in Exhibit A), and (ii) the condition that the Lender shall not be liable in any respect for the performance of any covenant or obligation of the Borrower in respect of the Mortgaged Properties.

                  (b) In the event that the Borrower acquires (by operation of law or otherwise) additional undivided interests in some or all of the Mineral Properties, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in the Mineral Properties without need of further act or document. Further, in the event the Borrower becomes the owner of an interest in any part of the land described either in Exhibit A or in the documents described in Exhibit A or otherwise subject to or covered by the Mineral Properties, this Mortgage shall automatically encumber such ownership interest of the Borrower without need of further act or document.

                  Section 2.2 The Security Interests. In order to further secure the full and punctual payment and performance of all present and future Indebtedness, the Borrower hereby grants to the Lender a continuing security interest in and to the entire right, title and interest of the Borrower in, to and under the following property, whether now owned or existing or hereafter acquired or arising (by operation of law or otherwise) and regardless of where located:

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                  (1) the Mineral Properties;

                  (2) the Accounts;

                  (3) the Hydrocarbons, together with all liens and security interests securing payment of the proceeds of the Hydrocarbons, including, but not limited to, those liens and security interests provided for under (i) statutes, rules, orders or regulations enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes, rules, orders or regulations made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

                  (4) the Equipment;

                  (5) the General Intangibles (including the Contracts);

                  (6) the Deposit Accounts, all cash deposited therein from time to time, and other monies and property of any kind of the Borrower in the possession or under the control of the Lender;

                  (7) the Instruments;

                  (8) the Inventory;

                  (9) the Investment Property;

                  (10) all geological, geophysical, engineering, seismic, reserve, production, accounting, title and legal data, reports and information and all books and records in any form (including, without limitation, customer lists, credit files, computer programs, tapes, disks, punch cards, data processing software, transaction files, master files, printouts and other computer materials and records) of the Borrower, pertaining to any of the Mineral Properties or Collateral; and

                  (11) all Proceeds and products of all or any of the Collateral described in clauses 1 through 10 hereof.

The term "Collateral" means each and all of the items and property rights described in clauses 1-11 above, together with the Mortgaged Properties and the Proceeds of Runs.

                  Section 2.3 Assignment. (a) Borrower does hereby absolutely and unconditionally assign, transfer and set over to Lender, effective as of 7:00 a.m. July 29, 2005, the following:

                  (i) all Hydrocarbons which accrue to Borrower's interest in the Mortgaged Properties, and all proceeds of such Hydrocarbons, which proceeds include, without limitation,

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all advance or other payments for hydrocarbons not yet delivered, such as those received pursuant to "take-or-pay" arrangements (herein collectively referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds; and

                  (ii) all other monies which accrue to Borrower's interest in the Mineral Properties, and all present and future rents therefrom, which rents include, without limitation, all royalties, delay rentals, shut-in payments and similar payments (herein collectively called the "Other Proceeds").

Borrower directs and instructs any and all purchasers of any Hydrocarbons and all other obligors of Production Proceeds and Other Proceeds (herein collectively called "Proceeds of Runs"), upon written notice from Lender, to pay to Lender all of the Proceeds of Runs accruing to Borrower's interest until such time as such purchasers or other obligors have been furnished with evidence that all Indebtedness has been paid and that this Mortgage has been released. Borrower agrees that no purchasers of the Hydrocarbons or other obligors of the Proceeds of Runs shall have any responsibility for the application of any funds paid to Lender.

        (b) Borrower hereby constitutes and appoints Lender as Borrower's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Lender may from time to time prescribe) in the name, place and stead of Borrower to do any and every act and exercise any and every power that Borrower might or could do or exercise personally with respect to all Hydrocarbons and Proceeds of Runs (the same having been assigned by Borrower to Lender pursuant to Section 2.3(a) hereof), expressly inclusive, but not limited to, the right, power and authority to:

               (1) execute and deliver in the name of Borrower any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Hydrocarbons from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Lender or which Lender may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 2.3(a); and

               (2) if under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Borrower so that under such existing agreements payment cannot be made of such Production Proceeds to Lender, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Lender;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Borrower might or could do if personally present. Borrower shall be bound thereby

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as fully and effectively as if Borrower had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Lender may be exercised by Lender through any person who, at the time of the execution of the particular instrument, is an officer of Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Lender or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Lender that all the Indebtedness is fully and finally paid. Lender may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Lender shall be a demand obligation of Borrower (which obligation the Borrower expressly promises to pay) owing by the Borrower to Lender and shall bear interest, from the date expended until paid, at the rate described in Section
4.8 ("Advances by Lender") hereof.

                  Section 2.4 Condemnation. The Borrower hereby assigns to the Lender any and all awards that may be given or made in any proceedings by any legally constituted authority to condemn or expropriate the Collateral, or any part thereof, under power of eminent domain, and if there is such a condemnation or expropriation, the Lender may, at its election, either pay the net proceeds thereof toward the payment of the Indebtedness or pay the net proceeds thereof to the Borrower.

                  Section 2.5 Scope and Term of Indebtedness. The Borrower acknowledges that this Mortgage secures all Indebtedness under or pursuant to the Loan Agreement, the Note, this Mortgage or the other Collateral Documents, whether such loans or advances made or incurred by the Lender are optional or obligatory by the Lender. This Mortgage is and shall remain effective, even though the amount of the Indebtedness may now be zero or may later be reduced to zero, until all of the amounts, liabilities and obligations, present and future, comprising the Indebtedness have been incurred and are extinguished. When no Indebtedness secured by this Mortgage exists and the Lender is not bound to permit any Indebtedness to be incurred, this Mortgage shall be released by the Lender upon thirty (30) days prior written notice sent by the Borrower to the Lender in accordance with the provisions of this Mortgage.

                  Section 2.6 Delivery of Transfer Orders. Independent of the other provisions and authorities herein granted, the Borrower agrees to execute and deliver any and all transfer orders, letters in lieu thereof, division orders and other instruments that may be requested by Lender or that may be required by any purchaser of any Hydrocarbons for the purpose of effectuating payment of the Proceeds of Runs to Lender. If under any existing sales agreements, other than division orders or transfer orders, any Proceeds of Runs are required to be paid by the purchaser to the Borrower so that under such existing agreements payment cannot be made of such Proceeds of Runs to Lender, the Borrower's interest in all Proceeds of Runs under such sales agreements and in all other Proceeds of Runs which for any reason may be paid to the

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Borrower shall, when received by the Borrower, constitute trust funds in the
Borrower's hands and shall be immediately paid over to Lender.

                  Section 2.7 Change of Purchaser. Should any Person now or hereafter purchasing or taking Hydrocarbons fail to make payment to Lender of the Proceeds of Runs within 30 days of when due, Lender shall have the right to make, or to require the Borrower to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, and Lender shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

                  Section 2.8 Payment of Proceeds. In the event that, for its convenience, the Lender should elect with respect to all or particular Mineral Properties or Contracts not to exercise immediately its right to receive Hydrocarbons or Proceeds of Runs, then the purchasers or other Persons obligated to make such payment shall continue to make payment to the Borrower until such time as written demand has been made upon them by the Lender that payment be made direct to the Lender. Such failure to notify such purchasers or other Persons shall not in any way waive, remit or release the right of the Lender to receive any payments not theretofore paid over to the Borrower before the giving of written notice. In this regard, in the event payments are made direct to the Lender, and then, at the request of the Lender payments are, for a period or periods of time, paid to the Borrower, the Lender shall nevertheless have the right, effective upon written notice, to require future payments be again made to it.

                  Section 2.9 Limitation of Liability; Indemnity. The Lender and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Proceeds of Runs and from all other responsibility in connection therewith, except the responsibility of each to account (by application upon the Indebtedness or otherwise) to the Borrower for funds actually received. The Borrower agrees to indemnify and hold harmless Lender against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that such parties received, either before or after payment and performance in full of the Indebtedness, funds from the production of Hydrocarbons or the Proceeds of Runs claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by or (ii) were otherwise made in violation of contracts, agreements, laws, rules, regulations and/or orders governing such sales), and the Lender shall have the right to defend against any such claims or actions, employing attorneys of Lender's own selection and if not furnished with indemnity satisfactory to them, the Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by the Lender in compromise, satisfaction or discharge of any such claims, actions or judgments, and all court costs, attorneys' fees and other expenses of every character expended by the Lender pursuant to the provisions of this Section shall be a demand obligation (which obligation the Borrower hereby expressly promises to pay) owing by the Borrower to such parties and shall bear interest, from the date expended until paid, at the rate described in Section 4.8 ("Advances by Lender") hereof. WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE

FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES AND FURTHER INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES, WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF STRICT LIABILITY OR OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities and releases shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

                  Section 2.10 Duty to Perform. Nothing herein contained shall detract from or limit the obligation of the Borrower to make prompt payment of the Indebtedness at the time and in the manner provided herein and in the Loan Agreement, regardless of whether the Proceeds of Runs herein assigned are sufficient to pay same. The Borrower will do and perform every act required of it by this Mortgage at the time or times and in the manner specified.


                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to the Lender that:

                  Section 3.1 Title. The Collateral (including without limitation the Mineral Properties) is accurately, completely, adequately and sufficiently described herein and in Exhibit A as required by all applicable laws for this Mortgage to create a Lien on all of the Collateral. The execution, delivery and performance of this Mortgage and the creation of the liens and grants in trust hereunder do not violate any provision of or constitute a default under any operating agreement or other instrument affecting or comprising any of the Collateral or to which the Borrower is a party. Except as otherwise specifically disclosed to the Lender in writing with respect to any particular part of the Mineral Properties, the Borrower represents and warrants to the Lender that (a) the Mineral Properties described in Exhibit A hereto are valid, subsisting leases and contracts, in full force and effect, (b) all producing wells located on the lands described in Exhibit A have been drilled, operated and produced in conformity with all applicable laws, rules and regulations of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production, and that such wells are in fact bottomed under and are producing from, and the well bores are wholly within, lands described in Exhibit A (or in the case of wells located on properties unitized therewith, such unitized properties), (c) the Borrower, to the extent of the interests specified in Exhibit A, has legal, valid and defensible title to each property right or interest constituting the Mineral Properties, subject to exceptions permitted by Section 6.2 of the Loan Agreement, and the respective working interests and net revenue interests of the Borrower in and to the Hydrocarbons as set forth on Exhibit A hereto, and the Borrower's percentage interests in the Mineral Properties, cash flow, net income and other distributions and in the costs of exploration, development and production, all as set forth in Exhibit A hereto, are true and correct in all material respects and accurately reflect the respective interests to which the Borrower is legally entitled, (d) the Borrower is not obligated, by virtue of any prepayment under any contract providing for the sale by the Borrower of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons produced or to be produced from the Mineral Properties at some future time without then or thereafter receiving full payment therefor, and (e) no agreement, contract or instrument set forth in Exhibit A or contains any provision which would prevent the practical realization of the benefits of this Mortgage as to the Collateral. With respect to all wells existing on the date hereof, such shares of production and expenses are not subject to change (pursuant to non-consent provisions of operating agreements described in Exhibit A or otherwise) except, and only to the extent that, such changes are expressly described in Exhibit A. The Borrower will warrant and forever defend the Collateral unto the Lender against every person whomsoever lawfully claiming the same or any part thereof except persons claiming under encumbrances of record permitted by Section 6.2 of the Loan Agreement, and will maintain and preserve the Lien hereby created so long as any of the Indebtedness remains unpaid.

                  Section 3.2 Rents; Royalties. All rents, royalties and other payments (except for those which are being contested in good faith and by appropriate proceedings and for which the Borrower has established adequate reserves and so long as the payment of same is not a condition to be met in order to maintain an oil, gas and/or other mineral lease or other agreement in force) due and payable under the Mineral Properties which are productive of oil and/or gas (or are included in units productive of oil and/or gas) and all other oil, gas and/or mineral leases, contracts and other agreements forming a part of the Mortgaged Properties, have been and are being properly and timely paid, and the Borrower is not in default with respect to any obligations (and the Borrower is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts and other agreements, or otherwise attendant to the ownership or operation of the Collateral, where such default could adversely affect the ownership or operation of the Collateral to which such obligations relate. The Borrower is not currently accounting (and does not anticipate accounting) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) where such payments are based other than on proceeds received by Borrower from sale; the Borrower has advised the Lender in writing of situations, if any, where a contingent liability to so account may exist.

                  Section 3.3 No Limitations on Payments for Production. Except as otherwise specifically disclosed to the Lender in writing with respect to any particular part of the Mineral Properties, (i) neither Borrower, nor its predecessors in title, have received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for any Hydrocarbons produced or to be produced from the Mineral Properties after the date hereof; (ii) none of the Mineral Properties is subject to any contractual or other arrangement whereby payment for production is to be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil not in excess of sixty (60) days, and in the case of gas not in excess of ninety (90) days); (iii) none of the Mineral Properties is subject to any contractual, or other, arrangement for the sale of crude oil which cannot be cancelled on ninety (90) days (or less) notice, and none of the Mineral Properties is subject to a gas sales contract which contains terms which are not customary in the industry; (iv) none of the Mineral Properties is subject at the present time to any regulatory refund obligation and, to the best of Borrower's knowledge, no facts exist which might cause the same to be imposed; (v) none of the Mineral Properties is subject to an arrangement or agreement under which any purchaser or other Person is entitled to "make-up" or otherwise receive deliveries of Hydrocarbons at any time after the date hereof without paying at such time the full contract price therefor; and (vi) no Person is entitled to receive any portion of the interest of the Borrower in any Hydrocarbons produced or to be produced from the Mineral Properties or to receive cash or other payments from the Borrower to "balance" any disproportionate allocation of Hydrocarbons under any operating agreement, gas balancing and storage agreement, gas processing or dehydration agreement, or other similar agreements, except as permitted by the Loan Agreement.

                  Section 3.4 Pricing. The prices being received for the production of Hydrocarbons do not violate any Contract, law or regulation. Where applicable, all of the wells located on the Mineral Properties and production of Hydrocarbons therefrom have been properly classified under appropriate governmental regulations.

                  Section 3.5 Consents and Preferential Rights. There are no preferential purchase rights held by third parties affecting any part of the Collateral except for the right of first refusal on Phase III in favor of Penn Virginia Oil & Gas under the Participation Agreement dated December 29, 2003, or rights of third parties to prohibit the pledge or mortgage to Lender of any part of the Collateral without the consent of such third parties.

                  Section 3.6 No Inconsistent Agreements. The Borrower has not performed any acts or signed any agreements which might prevent the Lender from enforcing any of the terms of this Mortgage or which would limit the Lender in any such enforcement.

                  Section 3.7 Status of Contracts. All of the Contracts and obligations of the Borrower that relate to the Mineral Properties (i) are in full force and effect and constitute legal, valid and binding obligations of the Borrower, and (ii) neither the Borrower nor, to the knowledge of the Borrower, any other party to the Contracts (a) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder or (b) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any Contract.

                  Section 3.8 Accounts. The Accounts represent bona fide obligations of the respective account debtors, which obligations are free and clear of any set off, compensation, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, and arose in the ordinary course of the Borrower's business.

                  Section 3.9 Status of Equipment. To the best of the Borrower's knowledge, the Equipment, fixtures and other tangible personal property forming a part of the Collateral are in good repair and condition and are adequate for the normal operation of the Collateral in accordance with prudent industry standards; all of such Collateral is located on the Mineral Properties, except for that portion thereof which is located elsewhere (including that usually located on the Mineral Properties but now temporarily located elsewhere) in the course of the normal operation of the Mineral Properties.

                  Section 3.10 UCC Number. The Oklahoma Secretary of State does not assign an organizational identification number to the Borrower.

                  Section 3.11 Chief Executive Office. The chief executive office of the Borrower is located at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114. The chief executive office of the Borrower has been continuously located within the State of Oklahoma from and after its formation.

                  Section 3.12 Name and State of Formation. The Borrower is formed and organized under the laws of the State of Oklahoma. The exact name of the Borrower is set forth on the cover page of this Mortgage.


                                   ARTICLE 4.
                                    COVENANTS

                  Section 4.1 Insurance and Notice. The Borrower will procure and maintain for the benefit of the Lender original paid-up insurance policies against such liabilities, casualties, risks and contingencies, in such amounts and form and substance, with such financially sound and reputable companies, and with such expiration dates, as are acceptable to the Lender, and containing a non-contributory standard mortgagee clause or its equivalent in favor of the Lender. The Borrower will at all times maintain costs of regaining control of well insurance or similar insurance to the extent customary in the industry in the pertinent area of operations. Each policy shall contain an agreement by the insurer not to cancel or amend the policy without giving the Lender at least thirty (30) days prior written notice of its intention to do so. Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower in form and substance satisfactory to the Lender and if requested will furnish the Lender original certificates of insurance and/or copies of the applicable policies and all renewals thereof. In the event the Borrower should, for any reason whatsoever, fail to keep the corporeal (tangible) Collateral or any part thereof so insured, or to keep said policies so payable, or fail to deliver to the Lender the original or certified policies of insurance and the renewals therefor upon demand, then the Lender, if it so elects, may itself have such insurance effected in such amounts and with such companies as it may deem proper and may pay the premiums therefor (as an Advance as defined hereinbelow). The Borrower will notify the Lender immediately in writing of any material blowout, fire or other casualty to or accident involving the Mortgaged Properties, the Equipment or the Hydrocarbons, whether or not such blowout, fire, casualty or accident is covered by insurance. The Borrower will promptly further notify the Borrower's insurance company and to submit an appropriate claim and proof of claim to the insurance company if such a casualty or accident occurs. In the event of any loss or any of such policies, the Lender may, at its election, either apply the net proceeds thereof toward the payment of the Indebtedness or pay the net proceeds thereof to the Borrower, either wholly or in part, and under such conditions as the Lender may determine to enable the Borrower to repair or restore the Collateral.

                  Section 4.2 Operation of the Mortgaged Properties. Whether or not the Borrower is the operator of the Mortgaged Properties, the Borrower will, at the Borrower's own expense, (a) do all things necessary to keep unimpaired the Borrower's rights in the Mortgaged Properties (subject to any permitted abandonment provisions hereinbelow), (b) cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and continuously operated for the production of hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices and applicable operating agreements, and (c) cause to be paid, promptly as and when due and payable, all rentals and royalties payable in respect of the Mortgaged Properties, and all expenses incurred in or arising from the operation or development of the Mortgaged Properties. The Borrower will observe and comply with all terms and provisions, express or implied, of the Mineral Properties, and all agreements and contracts of any type relating to the Mortgaged Properties, in order to keep the same in full force and effect, including, without limitation, maintenance of productive capacity of each well or unit comprising the Mortgaged Properties, and will not, without the prior written consent of the Lender, surrender, abandon or release (or otherwise reduce its rights under) any such lease, in whole or in part, so long as any well situated thereon (whether or not such well is located on the Mineral Properties), or located on any unit containing all or any part of such leases, is capable (or is subject to being made capable through drilling, reworking or other operations which it would be economically feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage); provided, however, that the Borrower may, to the extent expressly required by the terms of any such lease under a "Pugh clause" or similar provision, or to the extent otherwise required by law, confirm to the lessor thereof that the lease has by its terms terminated as to any specified portion thereof on which no such well exists. Without the express prior written consent of the Lender, Borrower will not abandon or consent to the abandonment of any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage but considering the cost of such drilling, reworking and other operations). Without the express prior written consent of the Lender, the Borrower will not elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e., until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties except in the ordinary course of business in good faith.

                  Section 4.3 Pooling and Unitization. The Borrower has the right, and is hereby authorized, to pool or unitize all or any part of any tract of land described in Exhibit A, insofar as relates to the Mortgaged Properties, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Borrower, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Properties affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in proportion to the respective surface areas thereof; and provided further that the Borrower is not be entitled to form any such unit without the written consent of the Lender (which consent shall not be unreasonably withheld) if the effect of such formation would be to decrease the amount of Hydrocarbons which would be subject to this Mortgage. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, the Borrower shall furnish to the Lender a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Lender may reasonably request. The interest in any such unit attributable to the Mortgaged Properties (or any part thereof) included therein shall become a part of the Mortgaged Properties and shall be subject to the Lien hereof in the same manner and with the same effect as though such unit and the interest of the Borrower therein were specifically described in Exhibit A. The Borrower may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Lender.

                  Section 4.4 Contracts. The Borrower will not enter into any operating agreement or other Contract which materially adversely affects the Collateral or the Mineral Properties, or which is not in the ordinary course of business. The Borrower will promptly take all action necessary to enforce or secure the observance or performance of any term, covenant, agreement or condition to be observed or performed by third parties under any Contract, or any part thereof, or to exercise any of its rights, remedies, powers and privileges under any Contract, all in accordance with the respective terms thereof. The Borrower will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

                  Section 4.5 Filing. (a) The Borrower agrees that a facsimile, photostatic or other reproduction of this Mortgage is sufficient as a financing statement. This Mortgage shall be effective as a financing statement, filed as a fixture filing with respect to all fixtures included within the Collateral, and shall also be effective as a financing statement covering as extracted collateral and minerals or the like (including oil and gas) and other substances of value that may be extracted from the earth and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real property records of each county where any part of the Mortgaged

Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county boundaries), and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Collateral and may be filed in any other appropriate filing or recording office. The mailing address of the Borrower and the address of the Lender from which information concerning the Security Interests evidenced hereunder may be obtained are the respective addresses of the Borrower and the Lender set forth in Article 6. The Borrower shall pay all costs of or incidental to the recording or filing this Mortgage and of any financing, amendment, continuation, termination or other statements concerning the Collateral.

                  (b) The Borrower authorizes the Lender to file a financing statement covering all personal property of the Borrower in the appropriate filing office under the UCC.

                  Section 4.6 Collateral Protection. If the validity or priority of this Mortgage or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Borrower will give prompt written notice thereof to the Lender and at the Borrower's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall be considered Advances as provided in
Section 4.8 ("Advances by Lender") hereof, and shall be a part of the Indebtedness.

                  Section 4.7 Taxation of Mortgage. In the event that any governmental authority shall impose any taxation of mortgages or the indebtedness they secure, the Borrower agrees to pay such governmental taxes, assessments or charges either to the governmental authority or to the Lender, as provided by law.

                  Section 4.8 Advances by Lender. The Borrower authorizes the Lender in the Lender's discretion to advance any sums necessary for the purpose of paying (i) insurance premiums, (ii) taxes, forced contributions, service charges, local assessments and governmental charges, (iii) any Liens or encumbrances affecting the Collateral (whether superior or subordinate to the Lien of this Mortgage) not permitted by this Mortgage or the Loan Agreement,
(iv) necessary repairs and maintenance expenses or (v) any other amounts which are covered by the Loan Agreement or which the Lender deems necessary and appropriate to preserve the validity and ranking of this Mortgage, to cure any Defaults or to prevent the occurrence of any Default, or otherwise authorized by this Mortgage (collectively, the "Advances") of whatever kind; provided, however, that nothing herein contained shall be construed as making such Advances obligatory upon Lender, or as making Lender liable for any loss, damage, or injury resulting from the nonpayment thereof. The Borrower covenants and agrees that within five (5) days after demand therefor by the Lender, the Borrower will repay the Advances to the Lender, together with interest thereon at the rate provided in the Loan Agreement and the Note from the date incurred. All such Advances (and interest) shall be included in the Indebtedness secured hereby.


                                   ARTICLE 5.
                              DEFAULT AND REMEDIES

                  Section 5.1 Events of Default. Any of the following events shall be considered an "Event of Default" as that term is used herein:

                  (a) Principal and Interest Payments. The Borrower fails to make payment when due of any principal or interest installment on the Note or any other Indebtedness to the Lender, and such failure continues unremedied for a period of three (3) Business Days after the earlier of
        (i) notice thereof being given by the Lender to the Borrower or (ii) such default otherwise becoming known to the president or chief financial officer of the Borrower.

                  (b) Loan Agreement. The occurrence of an Event of Default as defined in the Loan Agreement.

                  Section 5.2 Remedies. (a) Upon the occurrence of any Event of Default, the Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Borrower and in and to the Collateral, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Lender: (i) institute proceedings for the complete foreclosure of this Mortgage in which case the Collateral or any part thereof may be sold for cash or upon credit in one or more portions; or (ii) to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Indebtedness not then due; or (iii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage or the Loan Agreement; or (iv) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage; or
(v) apply for the appointment of a trustee, receiver, liquidator or conservator of the Collateral, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Indebtedness; or (vi) pursue such other remedies as the Lender may have under applicable law.

                  (b) The proceeds or avails of any sale made under or by virtue of this Article 5, together with any other sums which may be held by the Lender under this Mortgage, whether under the provisions of this Article 5 or otherwise, shall be applied to the Indebtedness in such manner as the Lender, in its sole discretion, shall determine.

                  (c) Upon any sale made under or by virtue of this Article 5, the Lender may bid for and acquire the Collateral or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Lender is authorized to deduct under this Mortgage.

                  Section 5.3 Deposit Accounts. The Lender has required the Borrower to maintain and use the Deposit Accounts at the Lender. Upon an Event of Default the Deposit Accounts shall be subject to access and withdrawal by the Lender only. Payments due and payable on the Note may be debited from the Deposit Accounts. All payments (in the form of checks, drafts, cash or otherwise) received by the Borrower in satisfaction, in whole or in part, of any Proceeds of Runs, Accounts or General Intangibles (or Proceeds therefrom) of the Borrower shall be deposited by the Borrower in the Deposit Accounts in accordance with the terms of the Loan Agreement. The Borrower will deposit for credit to the Deposit Accounts all such items of payment and remittances within one Business Day after the receipt thereof, and shall not commingle any such items of payment and remittances with any of the Borrower's other property. Funds in the Deposit Accounts are hereby made and shall remain subject to a security interest in favor of the Lender to secure the Indebtedness, and the Lender may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing in the Deposit Accounts against any amounts then due and payable under the Indebtedness in such order as determined by the Lender.

                  Section 5.4 General Authority. The Borrower hereby irrevocably appoints the Lender its agent and attorney in fact, with full power of substitution, in the name of the Borrower or the Lender, for the sole use and benefit of the Lender, but at the Borrower's expense, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to endorse the name of the Borrower upon any check, draft or other instrument payable to the Borrower evidencing payment upon any Accounts or General Intangible,

                  (ii) to notify postal service authorities to change the address for delivery of the assigned payments of Collateral to a "lockbox" address designated and controlled by the Lender, and to receive, open and dispose of assigned payments of Collateral addressed to the Borrower,

                  (iii) to demand, sue for, collect, receive and give acquittance for any and all Accounts and other monies due or to become due for or as Collateral or by virtue thereof,

                  (iv) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral, and

                  (v) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto.

The aforesaid mandate and power of attorney, being coupled with an interest, is irrevocable so long as any of the Indebtedness remain outstanding.

                  Section 5.5 Accounts and Contracts. While an Event of Default has occurred and is continuing, (i) the Borrower will make no material change to the terms of any Account or Contract without the prior written permission of the Lender, and (ii) the Borrower upon request of the Lender will promptly notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Account or General Intangible that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender or its designee.

                  Section 5.6 Sale and Foreclosure. Upon the occurrence of an Event of Default, Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Lender to sell the Collateral, or any part thereof, as an entirety or in parcels as Lender may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Section 5.6:

                  (a) As to any portion of the Collateral located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens, grants in trust or security interests created hereby), such sales of all or any part of such Collateral shall be conducted at the courthouse of any county (whether or not the counties in which such Collateral located are contiguous) in the State of Texas in which any part of such Collateral is situated or which lies shoreward of any Collateral (i.e., to the extent a particular part of the Collateral lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes or laws of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

                  (b) A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE COLLATERAL AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY BORROWER UNDER THIS MORTGAGE.

                  Section 5.7 Remedies Under the UCC and Otherwise Respecting the Collateral. Upon the occurrence of an Event of Default, Lender may exercise its rights of enforcement with respect to the Collateral under the UCC or under any other law, statute, order, rule or regulation, in force in any state, to the extent the same is applicable. Cumulative of the foregoing and the other provisions of this Section 5.7:

                  (i) Lender may enter upon the Mortgaged Properties or otherwise upon Borrower's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

                  (ii) Lender may require Borrower to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral; and

                  (iii) written notice mailed to Borrower as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

                  (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof may, at the option of Lender, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold by Trustee or by Lender, the Collateral related thereto may be sold in connection therewith); and

                  (v) the expenses of sale provided for in Section 5.9 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

                  (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated as if the same were sales proceeds.

                  Section 5.8 Set-Off. Upon the occurrence of any Event of Default, the Lender shall have the right to set-off any funds of the Borrower in the possession of the Lender against any amounts then due by the Borrower to the Lender pursuant to the Mortgage.

                  Section 5.9 Expenses. The Borrower will pay all reasonable expenses, including but not limited to reasonable attorneys' fees, incurred in connection with the full protection and preservation of, and foreclosure, collection or other realization of or on, the Collateral or this Mortgage, or in connection with the enforcement of any of the Borrower's obligations or the Lender's rights and remedies set forth herein, whether or not suit or any foreclosure proceedings are filed. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower. All such expenses shall be treated as Advances as provided in Section 4.8 ("Advances by Lender") hereof and thus included in the Indebtedness secured hereby.

                  Section 5.10 General Sales Provisions. To the extent permitted by applicable law, the sale by Trustee or Lender hereunder of less than the whole of the Collateral shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Collateral shall be sold, and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of the Collateral. In the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Lender shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the Indebtedness or as to the occurrence of any Default, or as to Lender's having declared all of Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Lender, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his, her or its possession, either at the time of or prior to such sale, the Collateral or any part thereof.

                  Section 5.11 Effective as Mortgage. As to the Mortgaged Properties, this instrument shall be effective as a mortgage as well as a deed of trust, and upon the occurrence of an Event of Default may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Lender. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Borrower hereby mortgages the Mortgaged Properties to Lender. In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Lender may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Lender should institute a suit for the foreclosure of this Mortgage, Lender may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, or his or her substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

                  Section 5.12 Receiver. In addition to all other remedies herein provided for, Borrower agrees that, upon the occurrence of an Event of Default, Lender shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Collateral, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Indebtedness secured hereby, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender under Section 2.3 ("Assignment") hereof. Borrower expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed.

                  Section 5.13 Foreclosure as to Matured Debt. Upon the occurrence of an Event of Default, Lender shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire Indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the Indebtedness and shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

                  Section 5.14 Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in the Loan Agreement or any other agreement, and Trustee and Lender shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such Loan Agreement or any other agreement or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                  Section 5.15 Lender's Discretion as to Security. Lender may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

                  Section 5.16 Borrower's Waiver of Certain Rights. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Borrower, for Borrower, Borrower's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the Indebtedness, notice of election to mature or declare due the whole of the Indebtedness and all rights to a marshaling of assets of Borrower, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Trustee and/or Lender under the terms of this Mortgage to a sale of the Collateral for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Indebtedness out of the proceeds of sale of the Collateral in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Borrower or Borrower's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or any other Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

                  Section 5.17 Acts Not Constituting Waiver. Lender may waive or remedy any Event of Default without waiving or remedying any other prior or subsequent Event of Default and Lender may remedy any Event of Default without waiving the default remedied. Neither failure by Trustee or Lender to exercise, nor delay by Trustee or Lender in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Trustee or Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on any Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default hereunder.

                  Section 5.18 Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Lender, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Lender. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Lender shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Lender shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Lender and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Indebtedness secured hereby has been paid in full, or until the Collateral is sold hereunder. In the event the Indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such Indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this section. Such appointment and designation by Lender, or by the holder or holders of not less than a majority of the Indebtedness secured hereby, shall be full evidence of the right and authority to make the same and of all facts therein recited. If Lender is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Lender may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and he or she shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Lender or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

                  SECTION 5.19 NO LIABILITY FOR TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE

TRUSTEE'S STRICT LIABILITY OR NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Borrower hereby ratifies and confirms any and all acts which the herein named Trustee or his or her successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Borrower will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by him in the performance of his duties. Borrower will indemnify and hold harmless Trustee from and against (and will reimburse Trustee for) all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Trustee (or by Lender on behalf of Trustee) on account of, in connection with, or arising out of (A) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Properties or any other Collateral through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein, (C) the exercise of any rights and remedies hereunder, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Mortgaged Properties or any other Collateral or with this Mortgage, (E) any violation on or prior to the date this Mortgage is released of record of any applicable environmental law rule order or regulation, (F) any act, omission, event, condition, or circumstance existing or occurring on or prior to the date this Mortgage is released of record (including without limitation the presence on the Mortgaged Properties or any other Collateral or release from the Mortgaged Properties or any other Collateral of hazardous substances, solid wastes or pollutants of any kind disposed of or otherwise released) resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Mortgaged Properties or any other Collateral, regardless of whether the act, omission, event or circumstance constituted a violation of any applicable environmental law, rule, order or regulation at the time of its existence or occurrence, and
(G) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material or pollutant or any kind located upon or migrating into, from or through the Mortgaged Properties or any other Collateral (whether or not the release of such materials was caused by Borrower, a tenant or subtenant or a prior owner or tenant or subtenant on the Mortgaged Properties or any other item of Collateral, and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste, pollutant or contaminated material or the mere presence of such substance, waste, pollutant or material on the Mortgaged Properties or any other item of Collateral), which the Trustee may have liability with respect to due to the making of the loan or loans evidenced by the Note, the granting of this Mortgage, the exercise of any of his or her rights under this Mortgage, or otherwise. WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive the foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the Indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the Indebtedness. Any amount to be paid hereunder by Borrower to Trustee shall be a demand obligation owing by Borrower to Trustee (which obligation the Borrower expressly promises to pay), and shall bear interest from the date expended or incurred until paid at the rate described in Section 4.8 (Advances by Lender) hereof, and shall be a part of the Indebtedness.

                  Section 5.20 Limitation on Duty of Lender. Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith.

                  Section 5.21 Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Lender may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.


                                   ARTICLE 6.
                                  MISCELLANEOUS

                  Section 6.1 Notices. Any notice or demand which, by provision of this Mortgage, is required or permitted to be given or served to the Borrower, the Lender and the

Trustee shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Loan Agreement to the following addresses:

        If to Borrower:              GMX Resources Inc.
                                     9400 North Broadway, Suite 600
                                     Oklahoma City, Oklahoma 73114

                                     Attention:   Chief Financial Officer

        If to Lender:                Hibernia National Bank
                                     5718 Westheimer, 6th Floor
                                     Houston, Texas  77057

                                     Attention:  David Reid

                                     Facsimile Number: (713) 435-5106


        If to Trustee:               Mr. David R. Reid
                                     Hibernia National Bank
                                     5718 Westheimer, 6th Floor
                                     Houston, Texas  77057


Notwithstanding the foregoing, or anything else in the Loan Agreement which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Lender or Trustee of their respective rights hereunder, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute or other law shall (as to the portion of the Collateral to which such statute or other law is applicable) constitute proper notice.

                  Section 6.2 Amendment. Neither this Mortgage nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  Section 6.3 Invalidity. In the event that any one or more of the provisions contained in this Mortgage shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage.

                  Section 6.4 Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender or the Trustee with respect to exercising any of its respective rights, powers or privileges under this Mortgage shall operate as a waiver thereof.

                  Section 6.5 Cumulative Rights. The rights and remedies of the Lender under this Mortgage and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

                  Section 6.6 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Mortgage or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

                  Section 6.7 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

                  Section 6.8 Termination. Upon full and final payment and performance of the Indebtedness and the termination of the Loan Agreement, this Mortgage shall no longer have any force and effect, and the Lender shall pay to the Borrower all amounts then remaining in the possession of the Lender from collections on or proceeds of the Collateral. Upon request of the Borrower, the Lender shall execute and deliver to the Borrower at the Borrower's expense such releases and termination statements as the Borrower may reasonably request to evidence that the Mortgage no longer has any force and effect.

                  Section 6.9 Successors and Assigns. (a) All covenants and agreements contained by or on behalf of the Borrower in this Mortgage shall bind its successors and assigns and shall inure to the benefit of the Trustee and the Lender and their respective substitutes, successors and assigns; all references herein to Borrower, Lender and Trustee shall be deemed to include and cover such substitutes, successors and assigns, as applicable.

                  (b) This Mortgage is for the benefit of the Trustee and the Lender and for such other Person or Persons as may from time to time become or be the holders of any of the Indebtedness. The rights, interests and remedies of Lender under this Mortgage shall be transferrable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Lender of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Lender under this Mortgage. The Borrower specifically agrees that upon any transfer of all or any portion of the Indebtedness, this Mortgage shall secure with retroactive rank the then existing Indebtedness of the Borrower to the transferee and any and all Indebtedness to such transferee thereafter arising.

                  (c) If less than all of the Indebtedness secured by this Mortgage is transferred by Lender, each part of such Indebtedness shall share pro-rata in the security of this Mortgage, and the Lender or subsequent transferor shall not be deemed to have warranted or agreed to have subordinated any remaining or future Indebtedness to that portion of such Indebtedness transferred.

                  (d) The Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. Upon any transfer of all or any portion of the Indebtedness, the Lender may transfer and deliver its security interests in any or all of the Collateral to the transferee of such Indebtedness and such Collateral shall secure any and all of the Indebtedness in favor of such a transferee then existing and thereafter arising, and after any such transfer has taken place, the Lender shall be fully discharged from any and all future liability and responsibility to the Borrower with respect to such Collateral, and the transferee thereafter shall be vested with all the powers, rights and duties previously vested in Lender with respect to such Collateral.

                  Section 6.10 Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument.

                  Section 6.11 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT, TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE COLLATERAL IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE COLLATERAL) NECESSARILY OR, IN THE SOLE DISCRETION OF LENDER, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE

TRUSTEE OR THE LENDER GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE COLLATERAL LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

                  Section 6.12 NOTICE OF FINAL AGREEMENT. THIS MORTGAGE, THE LOAN AGREEMENT, THE NOTE AND THE OTHER DOCUMENTS SECURING THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ANY PRIOR ORAL AGREEMENTS OR DISCUSSIONS BETWEEN THE PARTIES ARE HEREBY SUPERSEDED BY AND MERGED INTO THIS MORTGAGE AND SUCH OTHER DOCUMENTS. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. THE PROVISIONS HEREOF AND SUCH OTHER DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY BORROWER AND LENDER.

                  EXECUTED on this 2nd day of November, 2005.

                  SECTION 5.19 OF THIS INSTRUMENT CONTAINS AN INDEMNITY.

                               GMX RESOURCES INC.


                               By: /s/ Ken L. Kenworthy, Sr.
                                   --------------------------------------
                                   Name:   Ken L. Kenworthy, Sr.
                                   Title:  Executive Vice President & CFO

STATE OF OKLAHOMA       ss.
                        ss.
COUNTY OF OKLAHOMA      ss.



                  The foregoing instrument was acknowledged before me on this 2nd day of November, 2005, by Ken L. Kenworthy, Sr., as Executive Vice President & CFO of GMX Resources Inc., an Oklahoma corporation, on behalf of said corporation.


[SEAL]            /s/ Debra Barker
                  --------------------------------
                  Notary Public, State of Oklahoma




My Commission Expires:  3-16-06
                        --------------------------
                        02004134

                                    EXHIBIT 1

                            Introduction to Exhibit A
                            -------------------------

                  The Borrower hereby agrees and affirms that this Introduction to Exhibit A is an amplification and explanation of the terminology, format and information contained in Exhibit A and that this instrument shall be construed as a whole with reference to the entirety of its provisions (including all Exhibits).

                  1. This instrument covers the Borrower's entire interest in each of the mineral servitudes or fees, mineral leases, mineral royalties and other mineral rights described in Exhibit A, as now owned or as hereafter acquired. The inclusion of the Borrower's "net revenue interests", "working interests" and undivided leasehold interests, by the listing of percentage, decimal or fractional numbers or otherwise, as well as the inclusion of depth limitations, spacing unit designations and agreements, well names and well arabic numbers, are in some instances for purposes of certain representations of the Borrower contained in this instrument and are generally for descriptive purposes. The inclusion (or the inaccuracy thereof) of this information is not in any way a limitation or restriction on the interest of the Borrower being subjected to the lien and encumbrance of this instrument. All right, title and interest of the Borrower in the properties described herein are subject to this Mortgage, regardless of the presence of any units or wells (existing or future) not described herein. In the event that the Borrower acquires additional undivided interests in some or all of such mineral rights, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in such mineral rights without need of further act or document.

                  2. The leases listed below each well or group of wells relate to one or more of such listed wells. This instrument is intended to cover the entire interest of the Borrower in any lease described in Exhibit A, including (without limitation) even if a lease is listed under one set of wells but erroneously is not listed under another set of wells. Reference is made to the land descriptions contained in the documents of title recorded as described in Exhibit A.

                  3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties in which (or offshore of which) the mortgaged property is located and in which records such documents are or in the past have been customarily recorded.

                  4. Each reference to a lease or a contract in Exhibit A shall be deemed a reference to said lease or contract as said lease or contract may have been amended or ratified by all amendments or ratifications heretofore executed, whether or not referred to herein.

                  5. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting or binding against the Lender.

Property descriptions intentionally omitted and will be provided upon request.